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                                                                    EXHIBIT 10.7



                          REGISTRATION RIGHTS AGREEMENT

        THIS AGREEMENT is made as of June 1, 1998 between IDG Enterprises, Inc., a Delaware corporation (the "Original Stockholder"; together with its permitted successors and assigns, the "Stockholders"), and IDG BOOKS WORLDWIDE, INC., a Delaware corporation (the "Company").

                             Preliminary Statement

        The Original Stockholder currently owns all of the outstanding Class A common stock, $.001 par value, of the Company ("Class A Common Stock"). The Original Stockholder and the Company contemplate that the Company will issue to the public shares of Class A Common Stock pursuant to a registration statement under the Securities Act of 1933 filed with the Commission on May 22, 1998 (the "IPO").

        The Company and the Original Stockholder desire to provide for certain arrangements with respect to the registration by the Company under the Securities Act of 1933 of shares of Class A Common Stock held by the Stockholders following the public offering. The purpose of this Agreement is to set forth the understanding of the parties with respect to the registration rights to be granted to the Stockholders by the Company as of the effective date of the IPO (the "Effective Date").

                                   Agreements

        IT IS MUTUALLY agreed by the parties hereto as follows:

1.      Certain Definitions.

        As used in this Agreement, the following terms shall have the following respective meanings:

               "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

               "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Class A Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a


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similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

               "Registration Expenses" means the expenses described in
Section 4.

               "Registrable Shares" means (a) the shares of Class A Common Stock that are owned as of the date of this Agreement by the Original Stockholder, (b) any shares of Class A Common Stock hereafter acquired by the Original Stockholder in any transaction whatsoever, including without limitation on conversion of shares of Class B common stock, $.001 par value, of the Company hereafter acquired by the Original Stockholder pursuant to a Share Exchange Agreement dated as of May 21, 1998 to which the Company the Original Stockholder are parties, (c) any shares of Class A Common Stock referred to in (a) or (b) that are transferred to, and with respect to which the rights provided by this Agreement are assigned to, a successor Stockholder by virtue of Section 9 of this Agreement, and (d) any other shares of Class A Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Class A Common Stock which are Registrable Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement or pursuant to Rule 144 under the Securities Act, (ii) if, in the written opinion of counsel to the Company addressed to the Stockholder, all of such Shares held by the Stockholder may be sold without restriction pursuant to Rule 144(k) under the Securities Act, or (iii) upon any sale in any manner to a person or entity which is not entitled, by virtue of Section 9 of this Agreement, to the rights provided by this Agreement.

               "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

2.      Registration.

        2.1 Whenever the Company proposes to file a Registration Statement (either for its own account or in order to register stock held by any other stockholder) at any time and from time to time (other than in connection with its IPO), it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within 15 days after receipt of such notice from the Company (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its reasonable best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 without obligation to any Stockholder.

        2.2 In connection with any registration under this Section 2 involving a firm commitment underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion (which shall be either written or, if not written, presented orally to the Board of Directors of International Data



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Group, Inc., who shall have an opportunity to discuss the rationale of the opinion) of the managing underwriter selected by the Board of Directors of the Company, if there is only one managing underwriter of such an underwriting, or in the opinion of a majority of the managing underwriters selected by the Board of Directors of the Company, if there is more than one, it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the majority of such principal underwriters believes should be included therein. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Class A Common Stock. If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

3.      Registration Procedures.

        If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

        3.1 file with the Commission a Registration Statement with respect to such Registrable Shares and, subject to the provisions of section 2.1 of this Agreement, use its reasonable best efforts to cause that Registration Statement to become and remain effective;

        3.2 as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 180 days after the effective date thereof;

        3.3 as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

        3.4 as expeditiously as possible use its reasonable best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be reasonably necessary to enable the selling Stockholders to consummate



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the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Company shall not be required in connection with this Section to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

        If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended or supplemented to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

4.      Allocation of Expenses.

        The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Section 4, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange and Nasdaq listing fees, printing expenses, fees and expenses of counsel for the Company, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel, if any.

5.      Indemnification and Contribution.

        5.1 In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company



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will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

        5.2 In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of each such Stockholder to the Company hereunder shall be limited to an amount equal to the net proceeds to such Stockholder of Registrable Shares sold in connection with such registration.

        5.3 Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5 except to the extent that the failure to give such notice has caused actual harm to the Indemnifying Party. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any



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settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

        5.4 In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Section 5; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the net proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation within the meaning of
Section 11(f) of the Securities Act shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

6.      Information by Holder.

        Each Stockholder including Registrable Shares in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

7.      Reports Under the Exchange Act.

        With a view to making available to the Stockholders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Stockholder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to:

        7.1 make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to 90 days after the effective date of the first Registration Statement covering an underwritten public offering filed by the Company;



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        7.2    file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

        7.3 furnish to any Stockholder promptly upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of said first Registration Statement filed by the Company), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing any such holder to take advantage of any rule or regulation of the Commission permitting the selling of any such securities without registration.

8.      Effective Date and Termination.

        This Agreement shall commence on the Effective Date and shall remain in effect so long as any Registrable Shares are outstanding. This Agreement may be terminated by the written agreement of the Company and the holders of at least 90% in interest of the voting power of the Registrable Shares. In the event that the Company shall not have closed the IPO by December 31, 1998, this Agreement shall not become effective and shall no longer be binding on either party hereto in any respect.

9.      Transfers of Rights.

        This Agreement, and the rights and obligations of the Stockholders hereunder, may be assigned by the Stockholders as follows:

        9.1 by the Original Stockholder, to any person or entity (a) to whom or which the Original Stockholder transfers Registrable Shares or grants the right or option to purchase Registrable Shares, and (b) who or which is an officer or director of the Original Stockholder or an "affiliate" or "associate" (as such terms are defined under the Securities Act) of the Original Stockholder (an "IDG Affiliated Stockholder"), in which event the rights provided to the Original Stockholder under this Agreement shall automatically and without further action be assigned to such transferee or grantee in respect of such shares;

        9.2 by any IDG Affiliated Stockholder, to any other person or entity to whom the IDG Affiliated Stockholder transfers Registrable Shares and who is also an IDG Affiliated Stockholder, in which event the rights provided to Stockholders under this Agreement shall automatically and without further action be assigned to such transferee in respect of such shares;

        9.3 by any Stockholder, to any person or entity, other than a transferee pursuant to Section 9.1 or 9.2, to whom the Stockholder transfers Registrable Shares, in which event the rights provided to Stockholders under this Agreement may be assigned to such transferee in respect of such shares; provided that the number of Registrable Shares so transferred is not less than 100,000 shares (as adjusted for future stock splits, stock dividends, reclassifications, recapitalization or similar events); and provided further that the Company receives written notice




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from such transferee within 30 days of such transfer and assignment to the effect that such transferee has been assigned the rights provided to Stockholders under this Agreement.

        In any case in which rights are assigned pursuant to this Section 9, the transferee shall be deemed a "Stockholder" for purposes of this Agreement and be bound by all the obligations to which Stockholders are bound under this Agreement.

10.     General.

        10.1   Notices.

               (a) All notices, requests, consents and other communications under this Agreement shall be in writing and shall be delivered by hand, by guaranteed overnight delivery by means of a nationally recognized overnight delivery service, by fax, or by first class certified or registered mail, return receipt requested, postage prepaid, to the following addresses:

               (i) If to the Company, at 919 East Hillsdale Boulevard, Suite 400, Foster City, California 94404, Attention: Jim Doehrman, Vice President and Chief Financial Officer, or at such other address or addresses as may have been furnished in writing by the Company to the Stockholder or Stockholders, with a copy to Brian C. Erb, Esq., Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304;

               (ii) If to the Original Stockholder, at One Exeter Plaza, Boston, Massachusetts 02116, Attention: James G. Ghirardi, Vice President - Finance, or at such other address or addresses as may have been furnished to the Company in writing by the Original Stockholder, with a copy to Edward N. Gadsby, Jr. Esq., Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109; and

               (iii) If to a Stockholder other than IDG Enterprises, Inc., at such address or addresses as may have been furnished to the Company by such Stockholder or, if no such address has been furnished, at the address specified in subparagraph (ii).

               (b) Notices provided in accordance with this Section 10 shall be deemed delivered upon personal delivery, upon actual receipt or on the third business day after deposit in the mail.

        10.2 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

        10.3 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 90% in interest of the voting power of the Registrable Shares; provided, however, that this Agreement may be amended with the consent of the holders of less than all



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Registrable Shares only in a manner which affects all Registrable Shares in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

        10.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

        10.5 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

        10.6 Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of Delaware, without regard to its principles of conflicts of laws.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                       IDG ENTERPRISES, INC.


                                       By:_____________________________________
                                          Name:
                                          Title:


                                       IDG BOOKS WORLDWIDE, INC.


                                       By:_____________________________________
                                          Name:
                                          Title:








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